Shareholders' capital	12 Months Ended
Dec. 31, 2023
Shareholders' capital
Shareholders' capital

13. Shareholders’ capital

The following table reconciles the change in Vermilion’s shareholders’ capital:

	2023		2022
Shareholders’ capital	Shares (‘000s)	Amount ($M)	Shares (‘000s)	Amount ($M)
Balance at January 1	163,227	4,243,794	162,261	4,241,773
Vesting of equity based awards	3,657	23,575	2,578	44,811
Shares issued for equity based compensation	655	11,242	549	13,699
Share-settled dividends on vested equity based awards	64	1,179	178	4,377
Repurchase of shares	(5,332)	(137,224)	(2,339)	(60,866)
Balance at December 31	162,271	4,142,566	163,227	4,243,794

Vermilion is authorized to issue an unlimited number of common shares with no par value.

Dividends declared to shareholders for the year ended December 31, 2023 were $65.2 million or $0.40 per common share (2022 - $45.8 million or $0.28 per share).

On July 10, 2023, the Toronto Stock Exchange approved our notice of intention to commence a normal course issuer bid ("the NCIB"). The NCIB allows Vermilion to purchase up to 16,308,587 common shares representing approximately 10% of its public float as at July 12, 2023 beginning July 12, 2023 and ending July 11, 2024. Common shares purchased under the NCIB will be cancelled.

In 2023, Vermilion purchased and cancelled 5.33 million common shares under the NCIB for total consideration of $94.8 million (2022 - 2.34 million common shares for total consideration of $71.7 million). The surplus between the total consideration and the carrying value of the shares repurchased was recorded as an increase to deficit.

Subsequent to December 31, 2023 Vermilion purchased and cancelled 1.44 million common shares under the NCIB for total consideration of $21.4 million.